Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events

17.    Subsequent events

The following subsequent events were evaluated on September 30, 2024, the date the unaudited financial statements were issued. Except as set forth below, there were no events that occurred subsequent to June 30, 2024 that require adjustment to or disclosure in the unaudited consolidated financial statements.

In July 2024, several employees who hold options under the 2022 share incentive plan, elected to exercise the vested options to purchase a total of 16,579 ordinary shares of the Company with an exercise price of US$0.0002 per share. As of the date the unaudited financial statements were issued, the share issuance procedure is still under progress and the shares have not been issued to the employee yet.

In August and September, 2024, the Company entered into loan agreements with Mr. Jianping Kong, the chairman and chief executive officer, and Mr. Qifeng Sun, the vice chairman, to borrow interest-free loans in the total amount of US$8.5 million (RMB60.6 million) in cash (“the Loans”) to fund the Company’s working capital. The Loans are due on the one-year anniversary of the agreement dates. The proceeds have been fully received through September 5, 2024 to September 12, 2024. On September 20, 2024, the Company and the Lenders, along with their respective affiliates, entered into agreements to convert the Loans into an aggregate of 27,914,614 Class A ordinary shares of the Company for no additional consideration. The per share consideration of the conversion is US$0.3045 per ordinary share. The share issuance was completed on September 23, 2024.

From July to September 2024, the Company borrowed approximately RMB11.2 million in total from Zhejiang Shaoxing Ruifeng Rural Commercial Bank Co., Ltd under the credit line pledged by the land use right and buildings of the Company mentioned in Note 10. The additional borrowings bear an annual interest rate of 5.4% with repayment dates to July 25, 2030.

19.    Subsequent events

The following subsequent events were evaluated on April 8, 2024, the date the financial statements were issued. Except as set forth below, there were no events that occurred subsequent to December 31, 2023 that require adjustment to or disclosure in the consolidated financial statements.

On January 25, 2024, the shareholders of the Company approved a 2-for-1 reverse stock split (the “reverse stock split”). After such reverse stock split, the authorized share capital of the Company would be divided into 250,000,000 ordinary shares with par value of US$0.0002 each, comprising of: 1) 121,410,923 Class A ordinary shares with par value of $0.0002 each, 2) 28,589,078 Class B ordinary shares with par value of $0.0002 each, and 3) 99,999,999 shares of a par value of US$0.0002 each of such class or classes (however designated) as the board of directors of the Company (the “Directors”) may determine. The reverse stock split was effective on January 31, 2024. All information related to the Company’s ordinary shares, restricted stock units and stock options, as well as all per share data included in these financial statements and footnotes have been retrospectively adjusted to reflect the reverse stock split for all periods presented.

On February 5, 2024, an employee who holds options under the 2022 share incentive plan, elected to exercise the vested options to purchase a total of 36,067 Class A ordinary shares of the Company with an exercise price of US$0.0002 per share. The shares were issued to the employee from the ESOP platform.

From January to April 2024, the Company borrowed a total of approximately RMB20.2 million from Zhejiang Shaoxing Ruifeng Rural Commercial Bank Co., Ltd under the credit line pledged by the land use right of the Company as described in Note 10. The additional borrowings bear an annual interest rate of 5.4% with repayment dates for parts of the loan ranging from June 20, 2024 to July 25, 2030.